SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2003

Tyson Foods, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

0-3400
(Commission File Number)

71-0225165
(IRS Employer Identification No.)

2210 West Oaklawn Drive, Springdale, AR 72762-6999
(479) 290-4000
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

Item 9. Regulation FD Disclosure.

 See Item 12.    Results of Operations and Financial Condition.

Item 12. Results of Operations and Financial Condition.

On July 10, 2003, Tyson Foods, Inc. issued a press release announcing its expected fully diluted GAAP earnings per share for the quarter ended June 28, 2003.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Limitation on Incorporation by Reference

In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items 9 and 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tyson Foods, Inc.

Date: July 11, 2003	By: /s/ Steven Hankins___
Name: Steven Hankins___
Title: Executive Vice President and
Chief Financial Officer

Tyson Foods, Inc.
Current Report On Form 8-K
Dated July 11, 2003

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated July 10, 2003.

EXHIBIT 99.1

Media Contact:              Ed Nicholson
                                                            (479) 290-4591

Investor Contact:            Louis Gottsponer
                                                            (479) 290-4826

TYSON ANNOUNCES 3RD QUARTER EARNINGS ESTIMATES

Springdale, Arkansas - July 10, 2003 - Tyson Foods, Inc. [NYSE:TSN] announced today that it expected fully diluted GAAP earnings per share for the quarter ended June 28, 2003 to be in the range of $.19 to $.22 per share.

John Tyson, Chairman and CEO, said, "Recent earnings estimates in the market are materially inconsistent with our knowledge of expected results.  Our quarter has ended and accounting work is substantially complete, and I felt it was appropriate at this time to ensure accurate information in the market for all of our shareholders.  I look forward to visiting with everyone on our July 28th conference call."

About Tyson Foods, Inc.
Tyson Foods, Inc., founded in 1935 with headquarters in Springdale, Arkansas, is the world's largest processor and marketer of chicken, beef and pork, and the second largest food company in the Fortune 500. Tyson Foods produces a wide variety of brand name protein-based and prepared food products marketed in the United States and more than 80 countries around the world. Tyson Foods is the recognized market leader in the retail and foodservice markets it serves. The Company has approximately 120,000 team members and 300 facilities and offices in 29 states and 22 countries.

Forward Looking Statements.
This communication contains a "forward-looking statement" relating to anticipated earnings.  This forward-looking statement is subject to risks, uncertainties and other factors, which could cause actual results to differ those expressed or implied by such forward-looking statement. Among the factors that may cause actual results to differ materially from those expressed in, or implied by, this statement is that the Company has not finally completed its quarterly financial reporting process and therefore final results could differ from those disclosed herein.  The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. Tyson undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.